UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JANUS DETROIT STREET TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

March 2, 2026

Dear Shareholder:

On December 21, 2025, Janus Henderson Group plc (“Janus Henderson”), Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”). Janus Henderson is the parent company of Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”). The Closing of the Transaction will cause a change of control of Janus Henderson and, consequently, an “assignment” of the current advisory agreement between Janus Henderson Investors and your fund, which will cause such agreement to terminate.

In order to provide continuity of advisory services for your fund after the closing of the Transaction, the Board of Trustees for your fund is requesting that you vote on a proposal to approve a new investment advisory agreement between Janus Henderson Investors and your fund to permit Janus Henderson Investors to continue to serve as investment adviser to the fund following the Transaction (the “Proposal”).

The Proposal will be presented to shareholders at a joint Special Meeting of Shareholders to be held on Monday, May 18, 2026. The Special Meeting of Shareholders will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Special Meeting of Shareholders online, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026. The Proposal is briefly summarized in the synopsis that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the Proposal, which you should read carefully.

The Board of Trustees recommends that shareholders vote “FOR” the Proposal applicable to their fund.

You can vote in one of five ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By touchtone telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail with the enclosed proxy card(s);

•	By voting at the virtual Special Meeting of Shareholders on May 18, 2026; or

•	By live agent by calling the fund’s solicitor, Alliance Advisors, LLC toll-free at 1-855-206-2309.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote by following the instructions on the Notice of Internet Availability of Proxy Materials and this proxy statement. The Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Special Meeting of Shareholders free of charge, and you may also authorize your proxy by returning your proxy card to us after you request the hard copy materials. If you have any questions about the Proposal, please call the proxy solicitor, Alliance Advisors, LLC, toll-free at 1-855-206-2309.

Thank you for your consideration of the Proposal. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

Nicholas Cherney

President and Chief Executive Officer of

Janus Detroit Street Trust

JANUS DETROIT STREET TRUST

Janus Henderson AAA CLO ETF

Janus Henderson Asset-Backed Securities ETF

Janus Henderson B-BBB CLO ETF

Janus Henderson Corporate Bond ETF

Janus Henderson Emerging Markets Debt Hard Currency ETF

Janus Henderson Global Artificial Intelligence ETF

Janus Henderson Income ETF

Janus Henderson Mid Cap Growth Alpha ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Securitized Income ETF

Janus Henderson Short Duration Income ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Henderson Transformational Growth ETF

Janus Henderson U.S. Real Estate ETF

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Janus Detroit Street Trust (the “Trust”) and the Janus Henderson funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, has been called to be held on Monday, May 18, 2026 at 9:00 am Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026. At the Meeting, shareholders of the Trust and each Fund will be asked to vote on the proposal set forth below (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting.

Proposal.	For all Funds, to approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Shareholders of record of the Trust and each Fund, as of the close of business on Thursday, February 12, 2026 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the Proposal applicable to their Fund. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described in the Notice of Internet Availability of Proxy Materials and on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting virtually and vote your shares online at that time, you will still be able to do so.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Please see the “Important Information About the Meeting” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Meeting, including the ability of shareholders to submit questions during the Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Meeting. You will not be able to attend the Meeting in person.

By Order of the Board of Trustees,

Nicholas Cherney

President and Chief Executive Officer of

Janus Detroit Street Trust

March 2, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, MAY 18, 2026:

The enclosed Proxy Statement is available free of charge at https://web.viewproxy.com/janushendersoncstdst/2026.

Each Fund’s most recent annual report and any more recent semiannual report are available free of charge at janushenderson.com/info.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of the Janus Henderson funds listed in the enclosed joint proxy statement (the “Proxy Statement”), or at any adjournment or postponement thereof (the “Meeting”). The Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.

Q:	What is happening?

A:

On December 21, 2025, Janus Henderson Group plc (“Janus Henderson”), Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”). Janus Henderson is the parent company of Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”). Shareholders of the Janus Henderson funds listed in the enclosed Proxy Statement (each a “Fund” and, collectively, the “Funds”) are not being asked to vote on the Transaction. Rather, shareholders of each Fund are being asked to vote on a proposal to approve a new investment advisory agreement (the “Proposal”) that is being presented to them as a result of the Transaction.

The Closing of the Transaction will cause a change in the control of Janus Henderson and, consequently, an “assignment” of each Fund’s current investment advisory agreement with Janus Henderson Investors. Under the terms of each Fund’s current investment advisory agreement, this assignment will cause such agreement to terminate. Janus Henderson Investors recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Janus Detroit Street Trust (the “Trust”) has approved and recommends that you approve, a new investment advisory agreement between your Fund and Janus Henderson Investors. The new investment advisory agreement will have substantially identical terms as the current advisory agreement of such Fund.

The Proposal is discussed further below.

Q:	How will I as a Fund shareholder be affected by the Transaction?

A:

Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares are not expected to change as a result of the Transaction. The same personnel of the Adviser will continue to manage your Fund according to the same objectives and policies as before, and the Adviser does not anticipate any significant changes to your Fund’s operations.

Q:	Why am I being asked to approve a new investment advisory agreement between my Fund and Janus Henderson Investors?

A:

Janus Henderson Investors currently serves as each Fund’s investment adviser. The Closing of the Transaction will cause a change of control of the Adviser’s parent, which is considered an “assignment” of the current investment advisory agreement with your Fund. The terms of the current investment advisory agreement state that an assignment of such agreement causes the agreement to automatically terminate. Therefore, you are being asked to approve a new investment advisory agreement between the Adviser and your Fund to permit the Adviser to continue to serve as investment adviser to the Fund following the Closing of the Transaction.

Q:	Will the Transaction result in any important differences between the new investment advisory agreement compared to the current investment advisory agreement for my Fund?

A:

No. The terms of your Fund’s new investment advisory agreement with the Adviser are substantially identical to the current investment advisory agreement. There will be no change in the contractual advisory fee rate your Fund pays or the investment advisory services it receives as a result of the Transaction.

Q:	Why is approval of a new advisory agreement being recommended?

A:

The Board approved, and determined to recommend that shareholders vote FOR approval of, the new investment advisory agreement for each Fund based on the Board’s review of substantial information regarding the following matters: the management, financial position and business of Trian and General Catalyst; the history of Trian and General Catalysts’ businesses and operations; the proposed structure, operations and investment processes of the investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; the future plans of Janus Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus Henderson; the terms of the Transaction; and the anticipated management of Janus Henderson following the Closing.

The Board reviewed and considered various factors it deemed relevant, including the following assurances from Janus Henderson, among others, none of which by itself was considered dispositive:

•

Janus Henderson is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by the Adviser and its affiliates, or superior thereto.

•

The Transaction is not expected to affect negatively the nature, extent, or quality of the investment advisory services provided by the Adviser to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the current advisory agreements.

•

The Funds’ current operations were expected to remain largely unchanged; Janus Henderson does not intend to make changes to the portfolio managers providing services to the Funds; and the Adviser intends to take the necessary and appropriate steps to retain its key investment advisory personnel, and its key compliance, financial, fund accounting, and administrative personnel supporting the management and oversight of the Funds.

See “Approval of New Investment Advisory Agreement – Board Considerations” for additional information.

Q:	What will happen if shareholders of my Fund do not approve the new investment advisory agreement before the Closing of the Transaction?

A:

Pending shareholder approval of the proposed new investment advisory agreement, Janus Henderson Investors will continue to manage your Fund under an interim investment advisory agreement, which allows Janus Henderson Investors to manage your Fund for up to 150 days after Closing. During this interim period, advisory fees would be placed in escrow. If shareholders approve the new investment advisory agreement during the interim period, Janus Henderson Investors will receive the entire amount in the escrow account (including interest earned). If shareholders do not approve the new investment advisory agreement during the interim period, Janus Henderson Investors will receive the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the total amount in the escrow account (plus interest earned). The Board urges you to vote without delay in order to avoid having to enter into an interim investment advisory agreement.

Voting

Q:	How does the Board of Trustees of the Trust suggest I vote with respect to the Proposal?

A:

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal. Please see the section of the Proxy Statement for a discussion of the Board’s considerations in making such recommendation.

Q:	Who is eligible to vote?

A:

Shareholders who owned shares of a Fund at the close of business on Thursday, February 12, 2026 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their Fund.

Q:	How do I vote my shares?

A:	You can vote in any one of five ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope; or

•	By voting at the virtual Meeting on May 18, 2026; or

•	By live agent by calling the fund’s solicitor, Alliance Advisors, LLC (“Alliance Advisors”) toll-free at 1-855-206-2309.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Alliance Advisors, the proxy solicitor engaged by the Funds, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Proposal by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Q:	If I send my vote in now as requested, can I change it later?

A:

Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting virtually and voting online.

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Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the Proposal.

Q:	What is the required vote to approve the Proposal?

A:

Approval of the Proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the Investment Company Act of 1940, as amended (such a majority referred to herein as a “1940 Act Majority”), of such Fund. A 1940 Act Majority means the affirmative vote of the lesser of (i) 67% of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present virtually or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Shareholders of each Fund will vote separately on the Proposal relating to their Fund. An unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the Proposal is approved by the shareholders of that Fund. However, the Proposal will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of new investment advisory agreements by Janus Henderson’s advisory clients, including the Funds, representing a specified percentage of Janus Henderson’s assets under management.

A quorum of shareholders is required to take action at the Meeting. The presence virtually or by proxy of the holders of record of one-third of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who is paying the costs of this solicitation?

A:

Janus Henderson Investors will pay the fees and expenses related to the Proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting. The Funds will not bear any fees or expenses arising out of the Transaction, including fees associated with proxy solicitation.

Q:	Who should I call for additional information about this Proxy Statement?

A:	Please call Alliance Advisors, the proxy solicitor engaged by the Funds, toll-free at 1-855-206-2309.

Q:	How is the Meeting being held?

A:

The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026.

Please see the “Important Information About the Meeting” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Meeting, including the ability of shareholders to submit questions during the Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Meeting. You will not be able to attend the Meeting in person.

Certain other Janus Henderson funds, which are series of a separate trust, are issuing separate proxy solicitation materials but will participate in the Joint Special Meeting of Shareholders. The Meeting is scheduled as a joint meeting of the Funds and the other Janus Henderson funds that will participate in the Meeting because the shareholders of each of the Funds and such other Janus Henderson funds are expected to consider and vote on similar matters. In the event that any shareholder of the Trust or the other participating trust present at the meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting with respect to the Trust or the other participating trust to a time immediately after the Meeting, so that Meeting with respect to the Trust or other participating trust may be held separately, the chairperson of the Meeting will adjourn the Meeting as so requested.

Q:	Why did I receive a notice regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:

The U.S. Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit the Trust to furnish proxy materials, including this proxy statement, to shareholders by providing access to such documents on the Internet instead of mailing printed copies. Certain shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which will be mailed to our shareholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice of Internet Availability of Proxy Materials.

Q:	Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials Card?

A:

No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the Meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

March 2, 2026

JANUS DETROIT STREET TRUST

Janus Henderson AAA CLO ETF

Janus Henderson Asset-Backed Securities ETF

Janus Henderson B-BBB CLO ETF

Janus Henderson Corporate Bond ETF

Janus Henderson Emerging Markets Debt Hard Currency ETF

Janus Henderson Global Artificial Intelligence ETF

Janus Henderson Income ETF

Janus Henderson Mid Cap Growth Alpha ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Securitized Income ETF

Janus Henderson Short Duration Income ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Henderson Transformational Growth ETF

Janus Henderson U.S. Real Estate ETF

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (the “Proxy Statement”) for the Janus Henderson funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Janus Detroit Street Trust (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposal (the “Proposal”) that has already been approved by the Board:

Proposal
1.	To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

The joint Special Meeting of Shareholders will be held on Monday, May 18, 2026 at 9:00 am Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. There is no physical location for the Meeting. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026. Any shareholder of record who owned shares of the Trust or a Fund as of the close of business on Thursday, February 12, 2026 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.

At the Meeting, you will be asked to vote on the Proposal with respect to each Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Alliance Advisors, LLC (“Alliance Advisors”), toll-free at 1-855-206-2309. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about March 5, 2026.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus Henderson representative at 1-800-668-0434, via the Internet at janushenderson.com/info, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Important Information About the Meeting

Virtual Meeting

The Meeting will be a virtual meeting, which will be conducted via live webcast.

To participate in the Meeting virtually via the Internet, please visit https://web.viewproxy.com/janushendersoncstdst/2026 to register. Requests for registration must be received no later than 5:00 pm Eastern Time, on Friday, May 15, 2026. You may ask Meeting related questions during the virtual Meeting registration process. Questions will be reviewed and responded to as needed. Once your registration is approved, you will receive an email confirming your registration and providing you with your unique link and password to access the meeting.

If your shares are held through an intermediary, such as a brokerage account, bank, or other holder of record, you will need to request a legal proxy from the intermediary to vote at the meeting, which serves as proof of holdings. On the day of the Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com. Please note that obtaining a legal proxy may take several days.

Attending the Virtual Meeting

The Meeting will be held entirely online using the unique link and password provided to you in your Meeting registration confirmation email. Additional information about the Meeting is provided below:

•	Shareholders may submit questions while attending the Meeting via the Internet. For instructions on how to do so, see below.

•	The meeting webcast will begin promptly at 9:00 am, Mountain Time on Monday, May 18, 2026.

•	We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 am, Mountain Time, and you should allow ample time for the check-in procedures.

Submitting Questions at the Virtual Meeting

During the Meeting, if you wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Meeting for consideration. Questions submitted during the Meeting will not be visible to other attendees. During the formal portion of the Meeting, all questions presented should relate directly to the Proposal under discussion, which will be answered before the voting is closed. To allow us to answer questions from as many shareholders as possible, we may limit the number of questions each shareholder may ask. Questions from multiple shareholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Meeting or are out of order or not otherwise suitable for the conduct of the Meeting as determined in the judgment of the chair of the Meeting, we may choose not to address them. If there are any matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Meeting.

Technical Assistance for the Virtual Meeting

We encourage shareholders to log into the virtual Meeting at least fifteen (15) minutes prior to the start of the Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual meeting platform on the day of the Meeting, please contact Alliance Advisors toll-free at 1-866-612-8937. Technical support will be available starting at 8:30 am, Mountain Time on Monday, May 18, 2026 and will remain available until thirty (30) minutes after the meeting has finished.

INTRODUCTION

The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson”), a publicly traded company with principal operations in financial asset management businesses and approximately $493.2 billion in assets under management as of December 31, 2025. On December 21, 2025, Janus Henderson, Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”).

Trian, an investment firm with significant experience investing and operating in the asset management sector, currently owns 20.7% of Janus Henderson’s outstanding shares and has been a shareholder since 2020 with Board representation since 2022. General Catalyst is a global investment and transformation company with a focus on applying artificial intelligence to enhance business operations. The Trian and the General Catalyst teams have accomplished several transactions together.

As a result of the Transaction, Janus Henderson will no longer be a publicly traded company. As a private company, Janus Henderson would continue to be led by its current management team with Ali Dibadj as Chief Executive Officer, and would maintain its main presence in both London, England, and Denver, Colorado.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Agreement by the holders of common stock of Janus Henderson; (ii) regulatory approvals; and (iii) receipt of certain third party consents, including approval of new investment advisory agreements by Janus Henderson advisory clients, including the Funds, representing a specified percentage of Janus Henderson’s assets under management. The Agreement also contains certain termination rights for each of Janus Henderson and Trian and General Catalyst, acting through Parent.

Shareholders of the Funds are not being asked to vote on the Transaction. Rather, shareholders of the Funds are being asked to consider the Proposal in connection with the Transaction. The Proposal is contingent upon the Closing of the Transaction and, if approved, will take effect only if the Transaction closes.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

(All Funds)

Background

Pursuant to a separate investment advisory agreement between Janus Hendersons Investors and the Trust on behalf of each Fund (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Janus Henderson Investors serves as each Fund’s investment adviser. The date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B to this Proxy Statement.

Each Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The Closing of the Transaction will cause a change of control of Janus Henderson, resulting in an “assignment” of each Current Advisory Agreement and, consequently, the automatic termination of each Current Advisory Agreement, as required by the 1940 Act. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and the shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser that is substantially identical to the Current Advisory Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (“New Advisory Agreement”).

At a meeting of the Board held on February 11, 2026, and for the reasons discussed below (see “Board Considerations”), the Board, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds or the Adviser and would not be an interested person of the Adviser upon the Closing of the Transaction (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Fund and unanimously recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreement, see “Board Considerations” below. The form of the New Advisory Agreement is attached hereto as Appendix G to this Proxy Statement.

Comparison of Current Advisory Agreements and New Advisory Agreement

The terms of each New Advisory Agreement are substantially identical and have no material differences to those of the Current Advisory Agreements. There is no change in the fee rate payable by each Fund to the Adviser. Changes made to the New Advisory Agreement compared to the Current Advisory Agreement include the date of expiration, for example. If approved by shareholders of a Portfolio, the New Advisory Agreement for each Portfolio will have an initial term of two years and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to each Fund are the same under the Current Advisory Agreements and the New Advisory Agreement. Both the Current Advisory Agreements and the New Advisory Agreement provide that the Adviser shall: (a) act in strict conformity with the Trust’s Amended and Restated Trust Instrument, the Trust’s Amended and Restated Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities or investment instruments shall be purchased for the Fund; what securities or investment instruments shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board from time to time; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities or investment instruments that the Fund may hold or contemplate purchasing. To the extent a Fund seeks to track an index, the Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations). The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreement as under the Current Advisory Agreements. Appendix E to this Proxy Statement sets forth the amount of fees paid to the Adviser during each Fund’s most recently ended fiscal year.

Fees. Under each Current Advisory Agreement and New Advisory Agreement, the Fund pays to the Adviser an investment advisory fee which is calculated daily and paid monthly. The Funds use a unitary fee structure, under which each Fund pays the Adviser a fee in return for providing the investment advisory services as described above. The fee structure is designed to pay substantially all of the respective Fund’s expense. However, the Funds bear other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses, or commission, interest and dividends (including those relating to short positions, (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. Each Fund’s investment advisory fee rate under the New Advisory Agreement for such Fund is identical to the investment advisory fee rate under the Current Advisory Agreement. Appendix C to this Proxy Statement sets forth each Fund’s investment advisory fee rate. Appendix E to this Proxy Statement sets forth the amount of fees paid to the Adviser during each Fund’s most recently ended fiscal year.

The Adviser has contractually agreed to waive and/or reimburse a portion of each Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody and sub-administration fees). The fee waiver agreement will remain in effect at least through February 28, 2027. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

With respect to Janus Henderson AAA CLO ETF (“JAAA”), Janus Henderson Mortgage-Backed Securities ETF (“JMBS”), Janus Henderson Short Duration Income ETF (“VNLA”), and Janus Henderson Corporate Bond ETF (“JLQD”), the Adviser has contractually agreed to waive all or a portion of its management fee. Pursuant to these expense limitation agreements, the Adviser will waive its management fee in the event that the operating expenses exceed 0.20% for JAAA and JLQD, 0.21% for JMBS, and 0.23% for VNLA. The fee waiver agreements for JAAA, JMBS, JLOD, and VNLA remain in effect at least through February 28, 2027. The fee waiver agreements may be modified or terminated prior to these dates only at the discretion of the Board of Trustees.

Payment of Expenses. Under each Current Advisory Agreement and New Advisory Agreement, the Adviser will pay all expenses incurred in performing its investment advisory services under such agreement, including compensation of, and office space for, officers and employees of the Adviser connected with management of the Funds. The Adviser will make available, without expense to the Funds, the services of its officers, directors and employees that are elected as officers or trustees of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically described in the agreements. The Funds will be required to pay distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

Limitation on Liability. The Current Advisory Agreements and the New Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties except to the extent otherwise provided by law.

Continuance. The Current Advisory Agreement for each Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement for each Fund will have an initial term of two years, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination. The Current Advisory Agreement and New Advisory Agreement for each Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Fund, addressed to its principal place of business.

Interim Advisory Agreement

In the event shareholders of a Fund do not approve the New Advisory Agreement at the Meeting prior to the Closing of the Transaction, an interim investment advisory agreement between the Adviser and such Fund (“Interim Advisory Agreement”) will take effect upon the Closing of the Transaction. At a meeting of the Board held on February 11, 2026, the Independent Trustees unanimously approved an Interim Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Each Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the applicable Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Agreement, Trian and General Catalyst, acting through Parent, have acknowledged Janus Henderson’s reliance upon the benefits and protections provided by Section 15(f) and have agreed to use reasonable best efforts after the Closing to conduct its business to cause the requirements of Section 15(f) to be met in respect of the Transaction.

Additional Information About the Adviser

The Adviser, a registered investment adviser, is organized as a Delaware limited liability company and is an indirect, wholly owned subsidiary of Janus Henderson. Janus Henderson is a global active asset manager dedicated to helping clients define and achieve superior financial outcomes through differentiated insights, disciplined investments, and world-class service. As of December 31, 2025, Janus Henderson had approximately $493.2 billion in assets under management, more than 2,000 employees, and offices in 25 cities worldwide. Headquartered in London, Janus Henderson is listed on the New York Stock Exchange.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson Investors mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson Investors funds, the Janus Henderson Investors exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of December 31, 2025, the Adviser had approximately $323.2 billion in assets under management. The business address of Janus Henderson and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

The Adviser does not manage any other registered investment companies or series thereof (other than the Trust and the Funds) that have similar investment strategies to a Fund.

Certain information regarding the executive officers and directors of the Adviser and is set forth in Appendix  D to this Proxy Statement.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator. Janus Henderson Investors also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Henderson Investors and the Trust. Janus Henderson Investors is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Henderson Investors and the Trust, Janus Henderson Investors shall not receive compensation or reimbursement for services it provides pursuant to the administration agreement. Janus Henderson Investors or its affiliates may make payments on behalf of a Fund or the Trust to third parties that have contracted directly with the Trust or a Fund to provide administrative services, and Janus Henderson Investors may subsequently seek reimbursement of such payments from the Trust and/or a Fund, subject to approval by the Trustees. Janus Henderson Investors, as administrator, did not receive any compensation or reimbursement during each Fund’s fiscal year ended December 31, 2025.

Affiliated Brokerage. No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund or the Adviser of such Fund.

Payments to Affiliates. During each Fund’s last fiscal year, no Fund made any material payments to the Adviser to such Fund or any affiliated person of the Adviser to such Fund for services provided to the Fund (other than pursuant to the Current Advisory Agreement).

Board Considerations

On December 22, 2025, Janus Henderson announced that it had entered into a definitive Agreement with Jupiter Company Limited, an entity formed by funds associated with Trian and General Catalyst, under which Janus Henderson will be acquired by Jupiter Company Limited in an all-cash transaction. The Board was advised that, subject to certain conditions, the Transaction is expected to close in mid-2026.

As part of its due diligence, the Board met with the management of Janus Henderson at a meeting of the Board on January 22, 2026, to discuss, among other matters, the impact of the Transaction on the nature, extent and quality of services the Adviser is expected to provide to the Funds following the Transaction, the personnel expected to provide such services, and the resources available to do so. In addition, the Board developed and submitted to the Adviser a list of questions related to the proposed Transaction. At a special Board meeting held on February 5, 2026, the Board discussed and considered the Adviser’s responses to the Board’s information request and additional information furnished by the Adviser. After its February 5, 2026 meeting, the Board developed a supplemental request for additional information for the Adviser relating to the Transaction. At a subsequent Board meeting held on February 11, 2026, the Board considered the Adviser’s response to the supplemental information request and again met with various officers of the Funds and of the Adviser to further discuss the impact of the Transaction on the nature, extent and quality of services the Adviser is expected to provide to the Funds following the Transaction. At that meeting, management representatives also addressed the follow-up questions from the Trustees following their meetings on January 22, 2026 and February 5, 2026. Also at that special Board meeting, the Board considered the proposed New Advisory Agreement for each Fund. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Independent Trustees had the assistance of their independent legal counsel, who advised them on, among other things, the Board’s duties and obligations, and had the opportunity to review and discuss all information with their independent legal counsel outside the presence of management.

In connection with the Board’s review, the Adviser provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Trian and General Catalyst; the history of Trian and General Catalysts’ businesses and operations; the proposed structure, operations and investment processes of the investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus Henderson. The Board also received information regarding the terms of the Transaction, and the anticipated management of Janus Henderson following the Closing.

In connection with the Board’s approval of the New Advisory Agreement, the Board also considered at its February 5, 2026 and February 11, 2026 meetings information received in connection with the annual process to determine whether to continue the Current Advisory Agreements. The Board noted that in this process, it had received and reviewed information provided by Janus Henderson in response to requests of the Board and its independent legal counsel. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by the Adviser; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; the Adviser’s profitability from managing the Funds; fall-out benefits to the Adviser from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Adviser; and the potential benefits to the Adviser, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate and evaluated all information available to them. In their deliberations, the Trustees did not identify any particular information that was controlling or dispositive, and each Trustee may have attributed different weights to the various differing factors. A summary of such factors is set forth below.

The nature, extent, and quality of services proposed to be provided by the Adviser. In deciding to approve the New Advisory Agreement, the Board considered that the same portfolio managers who currently manage the Funds were expected to remain the portfolio managers of the Funds after the Transaction, and that such portfolio managers were expected to continue to manage the Funds in the identical fashion going forward. The Board also considered the Adviser’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by the Adviser and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services after the Transaction. The Board considered the Adviser’s assertion that such services were not expected to change following the Transaction.

In reviewing the other various matters listed above, the Board concluded that the Adviser is a recognized firm capable of competently managing the Funds; that the nature, extent, and quality of services that the Adviser proposed to provide to the Funds following the completion of the Transaction are expected to be at a level at least equal to the services that it currently provides; that the services contemplated by the New Advisory Agreement for each Fund are substantially identical to those provided under the corresponding Current Advisory Agreements; and that the contractual fee rate will not change.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Funds. The Board considered the estimated profitability to the Adviser from managing the Funds after the Transaction, including potential economies of scale and fall out benefits to the Adviser from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Adviser, and the potential benefits to the Adviser. The Board also noted that under the New Advisory Agreement for each Fund, the Adviser would charge the Fund the same fee as is charged under the corresponding Current Advisory Agreement. Based upon its review, the Board concluded that the fees proposed to be paid to the Adviser were reasonable.

The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. In addition to the economies of scale and fall out benefits considered above, the Board also noted that the fee schedules in the New Advisory Agreement for each Fund are identical to those in the Current Advisory Agreement for each Fund, and that each contains “breakpoints” to reduce the fee rate based upon the size of the Fund’s assets. Based on the foregoing, the Trustees unanimously concluded that approving the New Advisory Agreement for each Fund was in the best interest of the Funds and their shareholders.

In connection with its deliberations, the Board received assurances from Janus Henderson, on behalf of itself and its affiliates including the following:

•	Janus Henderson has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement.

•

Janus Henderson is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by the Adviser and its affiliates, or superior thereto.

•

The Transaction is not expected to affect negatively the nature, extent, or quality of the investment advisory services provided by the Adviser to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements. In this regard, the Board noted specific representations that Janus Henderson does not intend for the nature, extent, or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and should the nature, extent, or quality of such services decline, Janus Henderson would commit the resources needed to return such services to pre-Transaction levels.

•	The Funds’ current operations were expected to remain largely unchanged.

•	Janus Henderson does not intend to make changes to the portfolio managers providing services to the Funds.

•	The intent of the Adviser to take the necessary and appropriate steps to retain its key investment advisory personnel, and its key compliance, financial, fund accounting, and administrative personnel supporting the management and oversight of the Funds.

Janus Henderson assured the Board that it intended to comply with Section 15(f) of the 1940 Act.

The Board has been advised that the parties to the Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Agreement, Trian and General Catalyst, acting through Parent, have acknowledged Janus Henderson’s reliance upon the benefits and protections provided by Section 15(f) and have agreed to use reasonable best efforts after the Closing to conduct its business to cause the requirements of Section 15(f) to be met in respect of the Transaction.

Janus Henderson is not aware of any express or implied term, condition, arrangement, or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus Henderson will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction. In furtherance thereof, Janus Henderson has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees.

As a result of its review and consideration of the New Investment Advisory Agreement in connection with the Transaction, at a meeting on February 11, 2026, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and to recommend such agreement to the Funds’ shareholders for their approval.

Shareholder Approval

To become effective with respect to a Fund, each New Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes (as are described further below) will have the same effect as shares voted against the Proposal.

An unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the shareholders of that Fund. However, the New Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of the New Advisory Agreement by shareholders of Janus Henderson advisory clients representing a specified percentage of Janus Henderson’s assets under management.

In the event that the Transaction does not, for any reason, occur, each Current Advisory Agreement will continue in effect in accordance with its terms.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Fund’s New Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

One-third of the shares entitled to vote of each Fund shall constitute a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to the Proposal is described in greater detail below. In the event that the necessary quorum to transact business is not present or the vote required to approve the Proposal is not obtained at the Meeting with respect to each Fund, the chairperson of the Meeting may adjourn the Meeting one or more times to permit further solicitation of proxies.

In the event that the necessary quorum to transact business is not present or the vote required to approve the Proposal is not obtained at the Meeting with respect to each Fund, the persons named as proxies may propose one or more adjournments or postponements of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment or postponement as to the Proposal will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present virtually or by proxy at the Meeting. If a quorum is not present or the vote required to approve the Proposal is not obtained, the persons named as proxies will vote the proxies for the Fund (excluding broker non-votes and abstentions) in favor of such adjournment or postponement if they determine additional solicitation is warranted and in the interest of the Fund.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on the Proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or the Proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Certain funds in the Janus Henderson fund complex are considered “fund of funds” and invest their assets in the Janus Henderson Funds. Such funds of funds will vote any shares of the Funds for and against any matter in the same proportion as the votes of other shareholders of the underlying funds.

Approval of New Investment Advisory Agreement. Shareholders of each Fund will vote separately on the Proposal. To become effective with respect to a Fund, the New Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the applicable Fund. A 1940 Act Majority means the affirmative vote of the lesser of (i) 67% of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present virtually or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent a number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

An unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the shareholders of that Fund. However, the Proposal will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of new investment advisory agreements by Janus Henderson advisory clients representing a specified percentage of Janus Henderson’s assets under management.

Fund Share Ownership

The number of outstanding shares and net assets of each Fund, as applicable, as of December 31, 2025, is included in Appendix A to this Proxy Statement.

Beneficial owners of 5% or more of the outstanding shares of each Fund are provided in Appendix F to this Proxy Statement. To the best knowledge of the Trust, no person or entity beneficially owned more than 5% of the outstanding shares of any class of a Fund except as stated in Appendix F. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

Janus Henderson Investors will pay the fees and expenses related to the Proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting. The Funds will not bear any fees or expenses arising out of the Transaction, including expenses associated with proxy solicitation.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus Henderson Investors has engaged Alliance Advisors, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $11 million plus any out-of-pocket expenses. Such expenses will be paid by Janus Henderson Investors. Among other things, Alliance Advisors will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Fund and to obtain authorization for the execution of proxies. To the extent Janus Henderson or a Fund would have directly borne the expenses for those services, Janus Henderson will reimburse those intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders of each Fund. Certain other Janus Henderson funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Alliance Advisors. Authorization to permit Alliance Advisors to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Henderson Investors believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Alliance Advisors representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendation set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Alliance Advisors toll-free at 1-855-206-2309 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope mailed or provided to the shareholder, or attend the Meeting virtually. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Alliance Advisors toll-free at 1-855-206-2309. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting virtually and voting online. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the Proposal, as described in this Proxy Statement.

Shareholder Proposals for Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Amended and Restated Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual reports and any more recent semiannual reports are available, without charge, by calling a Janus Henderson representative at 1-800-668-0434, via the Internet at janushenderson.com/info, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each report, the Notice of Internet Availability of Proxy Materials or this Proxy Statement to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact their financial intermediary with such a request.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please vote by Internet or telephone promptly, or complete, sign and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

Nicholas Cherney

President and Chief Executive Officer of

Janus Detroit Street Trust

APPENDIX LIST

Appendix A	–	Shares Outstanding and Net Assets
Appendix B	–	Dates Relating to Current Advisory Agreements
Appendix C	–	Advisory Fee Rates
Appendix D	–	Information Regarding Officers and Directors of Adviser
Appendix E	–	Fees Paid
Appendix F	–	Principal Holders
Appendix G	–	Form of New Advisory Agreement

APPENDIX A

SHARES OUTSTANDING AND NET ASSETS

The following charts show the shares outstanding and net assets of each Fund as of December 31, 2025.

Fund	Total Number of Outstanding Shares	Net Assets
Janus Henderson AAA CLO ETF	480,700,000.00	$24,287,096,355.42
Janus Henderson Asset-Backed Securities ETF	2,625,000.00	$131,566,907.26
Janus Henderson B-BBB CLO ETF	25,000,000.00	$1,194,441,802.99
Janus Henderson Corporate Bond ETF	600,001.00	$25,160,111.57
Janus Henderson Emerging Markets Debt Hard Currency ETF	7,950,000.00	$425,223,991.92
Janus Henderson Global Artificial Intelligence ETF	550,000.00	$14,965,126.53
Janus Henderson Income ETF	2,950,000.00	$148,210,619.28
Janus Henderson Mid Cap Growth Alpha ETF	700,000.00	$20,343,836.03
Janus Henderson Mortgage-Backed Securities ETF	153,075,000.00	$6,991,874,232.01
Janus Henderson Securitized Income ETF	26,400,000.00	$1,372,756,732.16
Janus Henderson Short Duration Income ETF	58,450,000.00	$2,871,444,677.77
Janus Henderson Small Cap Growth Alpha ETF	3,502,000.00	$257,719,946.90
Janus Henderson Small/Mid Cap Growth Alpha ETF	9,252,000.00	$753,667,421.80
Janus Henderson Transformational Growth ETF	1,300,000.00	$36,318,232.39
Janus Henderson U.S. Real Estate ETF	150,001.00	$3,489,950.69

A-1

APPENDIX B

DATES RELATING TO CURRENT ADVISORY AGREEMENTS

Fund	Date of Current Advisory Agreement*	Date Current Advisory Agreement Last Approved by Shareholders	Date Current Advisory Agreement Last Approved For Continuance of Board
Janus Henderson AAA CLO ETF	10/14/2020	10/15/2020	4/17/2025
Janus Henderson Asset-Backed Securities ETF	7/17/2025	7/21/2025	Initial 2 Year Term
Janus Henderson B-BBB CLO ETF	11/18/2021	12/8/2021	4/17/2025
Janus Henderson Corporate Bond ETF	7/22/2021	9/2/2021	4/17/2025
Janus Henderson Emerging Markets Debt Hard Currency ETF	7/11/2024	8/12/2024	Initial 2 Year Term
Janus Henderson Global Artificial Intelligence ETF	7/17/2025	8/18/2025	Initial 2 Year Term
Janus Henderson Income ETF	10/24/2024	11/11/2024	Initial 2 Year Term
Janus Henderson Mid Cap Growth Alpha ETF	7/11/2024	9/16/2024	Initial 2 Year Term
Janus Henderson Mortgage-Backed Securities ETF	5/1/2020	9/12/2018	4/17/2025
Janus Henderson Securitized Income ETF	11/6/2023	11/6/2023	4/17/2025
Janus Henderson Short Duration Income ETF	5/1/2020	4/6/2017	4/17/2025
Janus Henderson Small Cap Growth Alpha ETF	5/1/2020	4/6/2017	4/17/2025
Janus Henderson Small/Mid Cap Growth Alpha ETF	5/1/2020	4/6/2017	4/17/2025
Janus Henderson Transformational Growth ETF	10/24/2024	2/3/2025	Initial 2 Year Term
Janus Henderson U.S. Real Estate ETF	4/22/2021	6/18/2021	4/17/2025

*	The date of the Fund’s current Advisory Agreement is 5/30/2017. The date in the table reflects the effective date of each Fund’s management fee rate.

B-1

APPENDIX C

ADVISORY FEE RATES

Fund	Fiscal Year End	Contractual Investment Advisory Base Fee Rate*
Janus Henderson AAA CLO ETF	10/31	$0 - $1 Billion	0.25%
		Over $1 Billion	0.20%
Janus Henderson Asset-Backed Securities ETF	10/31	$0 - $2 Billion	0.33%
		Next $3 Billion	0.30%
		Over $5 Billion	0.27%
Janus Henderson B-BBB CLO ETF	10/31	$0 -$500 Million	0.49%
		Over $500 Million	0.45%
Janus Henderson Corporate Bond ETF	10/31	$0 - $500 Million	0.35%
		Over $500 Million	0.30%
Janus Henderson Emerging Markets Debt Hard Currency ETF	10/31	$0 - $500 Million	0.52%
		Over $500 Million	0.48%
Janus Henderson Global Artificial Intelligence ETF	10/31	$0 - $500 Million	0.59%
		Next $500 Million	0.57%
		Over $1 Billion	0.54%
Janus Henderson Income ETF	10/31	$0 - $1 Billion	0.52%
		Next $2 Billion	0.50%
		Over $3 Billion	0.48%
Janus Henderson Mid Cap Growth Alpha ETF	10/31	$0 - $500 Million	0.30%
		Next $500 Million	0.25%
		Over $1 Billion	0.20%
Janus Henderson Mortgage-Backed Securities ETF	10/31	$0 - $500 Million	0.30%
		Next $500 Million	0.25%
		Over $1 Billion	0.20%
Janus Henderson Securitized Income ETF	10/31	$0 - $1 Billion	0.49%
		Next $2 Billion	0.46%
		Over $3 Billion	0.43%
Janus Henderson Short Duration Income ETF	10/31	$0 - $500 Million	0.30%
		Next $500 Million	0.25%
		Over $1 Billion	0.20%

C-1

Fund	Fiscal Year End	Contractual Investment Advisory Base Fee Rate*
Janus Henderson Small Cap Growth Alpha ETF	10/31	$0 - $500 Million	0.30%
		Next $500 Million	0.25%
		Over $1 Billion	0.20%
Janus Henderson Small/Mid Cap Growth Alpha ETF	10/31	$0 - $500 Million	0.30%
		Next $500 Million	0.25%
		Over $1 Billion	0.20%
Janus Henderson Transformational Growth ETF	10/31	$0 - $500 Million	0.57%
		Next $500 Million	0.55%
		Over $1 Billion	0.52%
Janus Henderson U.S. Real Estate ETF	10/31	$0 - $250 Million	0.65%
		Next $750 Million	0.60%
		Over $1 Billion	0.50%

*	Before fee waiver or expense reimbursement. See Appendix E for additional information regarding fee waivers.

C-2

APPENDIX D

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER

Janus Henderson Investors US LLC(1)

Name	Janus Henderson Investors/Affiliated Entity Name	Position(s) with Janus Henderson Investors or Affiliated Entity
Chris Campbell	Janus Henderson Investors	Treasurer
Berg Crawford	Janus Henderson Investors	Chief Accounting Officer
Peter Falconer	Janus Henderson Investors	Assistant Secretary
Stephanie Grauerholz	Janus Henderson Investors	Deputy General Counsel
Karlene Lacy	Janus Henderson Investors	Global Head of Tax
Kristen Mariani	Janus Henderson Investors	Chief Compliance Officer
Michelle Rosenberg	Janus Henderson Investors	President, General Counsel and Secretary
Steven Saba	Janus Henderson Investors	Director, Corporate Accounting
Steven Schneider	Janus Henderson Investors	Assistant Secretary
Michael Schweitzer	Janus Henderson Investors	Head of North America Client Group
Greg Trinks	Janus Henderson Investors	Head of US Products

(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Title with the Funds	Title with the Adviser
Gregory Trinks	Interested Trustee	Head of US Product
Nicholas Cherney	President and Chief Executive Officer	Head of Innovation
Kristin Mariani	Vice President and Chief Compliance Officer	Head of Compliance, North America
Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	Head of U.S. Fund Administration
Cara Owen	Vice President, Secretary and Chief Legal Officer	Senior Legal Counsel
Ciaran Askin	Anti-Money Laundering Officer	Global Head of Financial Crime
Jay Mensah	Assistant Secretary	Legal Counsel
J. Tison Cory	Assistant Secretary	Senior Legal Manager
Dawn Cotton	Assistant Treasurer	Director – Head of Fund Oversight
Allen Welch	Assistant Treasurer	Director, Head of Fund Tax

D-1

APPENDIX E

FEES PAID

Fund	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser(1)(2)	Actual Advisory Fee Paid to the Adviser After Waiver
Janus Henderson AAA CLO ETF(2)	10/31	$42,264,766	$336,445	$41,928,321
Janus Henderson Asset-Backed Securities ETF	10/31	$113,470	$3,062	$110,408
Janus Henderson B-BBB CLO ETF	10/31	$6,851,378	$41,154	$6,810,224
Janus Henderson Corporate Bond ETF(2)	10/31	$97,927	$19,851	$78,076
Janus Henderson Emerging Markets Debt Hard Currency ETF	10/31	$1,495,214	$0	$1,495,214
Janus Henderson Global Artificial Intelligence ETF	10/31	$12,346	$0	$12,346
Janus Henderson Income ETF	10/31	$530,128	$23,392	$506,736
Janus Henderson Mid Cap Growth Alpha ETF	10/31	$59,748	$0	$59,748
Janus Henderson Mortgage-Backed Securities ETF(2)	10/31	$11,588,451	$0	$11,588,451
Janus Henderson Securitized Income ETF	10/31	$3,841,787	$89,277	$3,752,510
Janus Henderson Short Duration Income ETF(2)	10/31	$5,798,387	$9,058	$5,789,329
Janus Henderson Small Cap Growth Alpha ETF	10/31	$662,874	$0	$662,874
Janus Henderson Small/Mid Cap Growth Alpha ETF	10/31	$1,510,431	$0	$1,510,431
Janus Henderson Transformational Growth ETF	10/31	$95,855	$0	$95,855
Janus Henderson U.S. Real Estate ETF	10/31	$164,567	$0	$164,567

Fee Waiver

(1)

The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody and sub-administration fees). The fee waiver agreement will remain in effect at least until February 28, 2027. The Adviser will not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Trustees.

(2)

With respect to Janus Henderson AAA CLO ETF (“JAAA”), Janus Henderson Mortgage-Backed Securities ETF (“JMBS”), Janus Henderson Short Duration Income ETF (“VNLA”), and Janus Henderson Corporate Bond ETF (“JLQD”), the Adviser has contractually agreed to waive all or a portion of its management fee. Pursuant to these expense limitation agreements, the Adviser will waive its management fee in the event that the operating expenses exceed 0.20% for JAAA and JLQD, 0.21% for JMBS, and 0.23% for VNLA. The fee waiver agreements for JAAA, JMBS, JLOD, and VNLA remain in effect at least through February 28, 2027. The fee waiver agreements may be modified or terminated prior to these dates only at the discretion of the Board of Trustees.

E-1

APPENDIX F

PRINCIPAL HOLDERS

Except as set forth below, as of January 30, 2026, the officers and Trustees as a group owned less than 1% of the outstanding shares of each of the Funds.

Fund	Percentage owned by officers and Trustees as a group
Janus Henderson Global Artificial Intelligence ETF	1.55%
Janus Henderson U.S. Real Estate ETF	5.18%

In addition, an investment by the Adviser’s funds of funds may comprise a significant percentage of a share class or Fund. As of January 30, 2026, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed in the table below.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the extent that the Adviser, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the shares of any class of a Fund or a Fund as a whole, the redemption of those shares may have an adverse effect on the Fund, a share class, and/or its shareholders. The Adviser may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its shares. In certain circumstances, the Adviser’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than the Adviser shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.

The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of any class of shares for the Fund as of January 30, 2026:

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Janus Henderson A-AAA CLO ETF	Charles Schwab & Co., Inc. Westlake, TX	112,730,541.00	21.84%

	National Financial Services LLC Boston, MA	86,973,829.00	16.85%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB New York, NY	51,118,420.00	9.90%

	Morgan Stanley Smith Barney LLC Purchase, NY	43,827,413.00	8.49%

	The Bank Of New York Mellon New York, NY	35,364,869.00	6.85%
Janus Henderson Asset-Backed Securities ETF	JPMorgan Chase Bank, National Association New York, NY	1,975,000.00	75.23%

	Principal Bank Des Moines, IA	475,000.00	18.09%
Janus Henderson B-BBB CLO ETF	Charles Schwab & Co., Inc. Westlake, TX	8,228,322.00	33.38%

	National Financial Services LLC Boston, MA	5,165,980.00	20.95%

	Pershing LLC Jersey City, NJ	1,684,336.00	6.83%

	The Bank of New York Mellon New York, NY	1,583,080.00	6.42%
Janus Henderson Corporate Bond ETF	Principal Bank Des Moines, IA	550,001.00	91.66%
Janus Henderson Emerging Markets Debt Hard Currency ETF	BNP Paribas, New York Branch/Custody/Client Assets New York, NY	6,215,136.00	75.33%

	National Financial Services LLC Boston, MA	1,018,590.00	12.34%
Janus Henderson Global Artificial Intelligence ETF	National Financial Services LLC Boston, MA	263,652.00	45.85%

	Principal Bank Des Moines, IA	200,000.00	34.78%

	Charles Schwab & Co., Inc. Westlake, TX	56,152.00	9.76%
Janus Henderson Income ETF	National Financial Services LLC Boston, MA	2,284,164.00	74.89%

	Charles Schwab & Co., Inc. Westlake, TX	380,314.00	12.46%

	Principal Bank Des Moines, IA	200,000.00	6.55%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Janus Henderson Mid Cap Growth Alpha ETF	Charles Schwab & Co., Inc. Westlake, TX	303,980.00	48.03%

	The Bank of New York Mellon New York, NY	201,492.00	29.85%

	National Financial Services LLC Boston, MA	80,818.00	11.97%
Janus Henderson Mortgage-Backed Securities ETF	Charles Schwab & Co., Inc. Westlake, TX	49,428,181.00	34.24%

	Morgan Stanley Smith Barney LLC Purchase, NY	30,347,012.00	21.02%

	National Financial Services LLC Boston, MA	14,266,549.00	9.88%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB New York, NY	10,631,389.00	7.36%
Janus Henderson Securitized Income ETF	Charles Schwab & Co., Inc. Westlake, TX	11,171,690.00	40.25%

	National Financial Services LLC Boston, MA	6,101,694.00	21.98%

	LPL Financial LLC Fort Mill, SC	3,088,043.00	11.12%

	Pershing LLC Jersey City, NJ	1,794,831.00	6.46%
Janus Henderson Short Duration Income ETF	Charles Schwab & Co., Inc. Westlake, TX	14,340,423.00	23.82%

	National Financial Services LLC Boston, MA	10,845,755.00	18.01%

	Morgan Stanley Smith Barney LLC Purchase, NY	7,898,083.00	13.11%

	LPL Financial LLC Fort Mill, SC	6,676,819.00	11.09%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB New York, NY	5,691,730.00	9.45%

	Wells Fargo Clearing Services LLC St. Louis, MO	3,482,009.00	5.78%
Janus Henderson Small Cap Growth Alpha ETF	Charles Schwab & Co., Inc. Westlake, TX	1,046,698.00	26.99%

	LPL Financial LLC Fort Mill, SC	726,641.00	18.74%

	Wells Fargo Clearing Services LLC St. Louis, MO	448,322.00	11.56%

	National Financial Services LLC Boston, MA	428,946.00	11.06%

	Raymond James & Associates, INC. St. Petersburg, FL	334,271.00	8.62%

	Pershing LLC Jersey City, NJ	197,146.00	5.08%

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Janus Henderson Small/Mid Cap Growth Alpha ETF	National Financial Services LLC Boston, MA	2,233,945.00	22.90%

	LPL Financial LLC Fort Mill, SC	1,780,913.00	18.26%

	Morgan Stanley Smith Barney LLC Purchase, NY	1,042,810.00	10.69%

	Charles Schwab & Co., Inc. Westlake, TX	1,012,728.00	10.38%

	Pershing LLC Jersey City, NJ	793,387.00	8.13%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF&S TS SUB New York, NY	707,253.00	7.25%

	RBC Capital Markets, LLC New York, NY	603,683.00	6.19%
Janus Henderson Transformational Growth ETF	Principal Bank Des Moines, IA	850,000.00	66.66%

	Wells Fargo Clearing Services LLC St. Louis, MO	104,868.00	8.22%

	National Financial Services LLC BOSTON, MA	91,383.00	7.16%

	Charles Schwab & Co., Inc. Westlake, TX	69,240.00	5.43%
Janus Henderson U.S. Real Estate ETF	National Financial Services LLC Boston, MA	72,380.00	48.25%

	BOFA Securities, Inc. New York, NY	24,634.00	16.42%

	Charles Schwab & Co., Inc. Westlake, TX	15,587.00	10.39%

	Pershing LLC Jersey City, NJ	13,164.00	8.77%

	RBC Capital Markets, LLC New York, NY	12,215.00	8.14%

APPENDIX G

FORM OF NEW ADVISORY AGREEMENT

JANUS DETROIT STREET TRUST INVESTMENT

ADVISORY AND MANAGEMENT AGREEMENT

This Investment Advisory and Management Agreement (the “Agreement”) is made and entered into as of June [ ], 2026, by and between Janus Henderson Investors US LLC, a Delaware limited liability company (the “Adviser”), and Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”), regarding the fund(s) listed in Appendix A (each, a “Fund” and together, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated August 6, 2015, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Trust Instrument;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting Janus Henderson Investors US LLC as Adviser for each Fund and approving the form of this Agreement; and

d.	Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage each Fund and furnish a continual investment program for such Fund in accordance with that Fund’s investment objective and policies as described in that Fund’s Prospectus; (c) make investment decisions for each Fund; (d) provide each Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities or investment instruments shall be purchased for each Fund; what securities or investment instruments shall be held or sold by each Fund, and allocate assets of such Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of such Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board from time to timer; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of each Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities or investment instruments that each Fund may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. To the extent a Fund seeks to track an index, the Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Funds, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Funds, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of each Fund. The Adviser will not be required to pay any investment advisory related expenses of a Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, each Fund will be required to pay distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and expenses and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (1/366th in a leap year) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount set forth on Appendix A. This is a unitary fee structure in which each Fund pays the Adviser the aforementioned fees in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration (such as Trustee compensation, fund accounting fees), legal (including fund and independent trustee counsel fees), audit, and other services. This management fee is also used to pay the licensing fee, if any.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever a Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by a Fund or the size of the position purchased or sold by such Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities or investment instruments for the account of a Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for each Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of each Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for each Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to such Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care: Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Funds in accordance with the Adviser’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of such Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser, distributor, or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Janus Henderson Investors US LLC

151 Detroit Street

Denver, CO 80206

To the Trust or a Fund at:

Janus Detroit Street Trust

151 Detroit Street

Denver, CO 80206

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Funds nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

JANUS HENDERSON INVESTORS US LLC	JANUS DETROIT STREET TRUST

By:	By:
Berg Crawford	Jesper Nergaard
Chief Accounting Officer	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer

Appendix A

to the

Investment Advisory and Management Agreement

(as of [ ])

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (annual rate)
Janus Henderson AAA CLO ETF	$0-$1 billion	0.25%

	Over $1 billion	0.20%
Janus Henderson AA-A CLO ETF	$0-$2 billion	0.29%

	Next $3 billion	0.27%

	Over $5 billion	0.25%
Janus Henderson Asset-Backed Securities ETF	$0-$2 billion	0.33%

	Next $3 billion	0.30%

	Over $5 billion	0.27%
Janus Henderson B-BBB CLO ETF	$0-$500 million	0.49%

	Over $500 million	0.45%
Janus Henderson Corporate Bond ETF	$0-$500 million	0.35%

	Over $500 million	0.30%
Janus Henderson Emerging Markets Debt Hard Currency ETF	$0-$500 million	0.52%

	Over $500 million	0.48%
Janus Henderson Equity Linked High Income ETF	$0-$1 billion	0.59%

	Over $1 billion	0.55%
Janus Henderson Equity Linked Moderate Income ETF	$0-$1 billion	0.59%

	Over $1 billion	0.55%
Janus Henderson Global Artificial Intelligence ETF	$0-$500 million	0.59%

	Next $500 million	0.57%

	Over $1 billion	0.54%
Janus Henderson Income ETF	$0-$1 billion	0.52%

	Next $2 billion	0.50%

	Over $3 billion	0.48%
Janus Henderson International Equity Enhanced Income ETF	$0-$500 million	0.65%

	Next $500 million	0.62%

	Over $1 billion	0.59%
Janus Henderson Mid Cap Growth Alpha ETF	$0-$500 million	0.30%

	Next $500 million	0.25%

	Over $1 billion	0.20%
Janus Henderson Mortgage-Backed Securities ETF	$0-$500 million	0.30%

	Next $500 million	0.25%

	Over $1 billion	0.20%
Janus Henderson Residential Mortgage Credit ETF	$0-$1 billion	0.49%

	Next $2 billion	0.46%

	Over $3 billion	0.43%

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (annual rate)
Janus Henderson Securitized Income ETF	$0-$1 billion	0.49%

	Next $2 billion	0.46%

	Over $3 billion	0.43%
Janus Henderson Short Duration Income ETF	$0-$500 million	0.30%

	Next $500 million	0.25%

	Over $1 billion	0.20%
Janus Henderson Small Cap Growth Alpha ETF	$0-$500 million	0.30%

	Next $500 million	0.25%

	Over $1 billion	0.20%
Janus Henderson Small/Mid Cap Growth Alpha ETF	$0-$500 million	0.30%

	Next $500 million	0.25%

	Over $1 billion	0.20%
Janus Henderson Transformational Growth ETF	$0-$500 million	0.57%

	Next $500 million	0.55%

	Over $1 billion	0.52%
Janus Henderson U.S. Equity Enhanced Income ETF	$0-$500 million	0.55%

	Next $500 million	0.52%

	Over $1 billion	0.49%
Janus Henderson U.S. Real Estate ETF	$0-$250 million	0.65%

	Next $750 million	0.60%

	Over $1 billion	0.50%

JANUS DETROIT STREET TRUST PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and mail in the enclosed Business Reply Envelope

VOTE DURING THE VIRTUAL MEETING on May 18, 2026 at 9:00 a.m. Mountain Time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

Please detach at perforation before mailing.

PROXY CARD	JANUS DETROIT STREET TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2026

This Proxy is solicited on behalf of the Trustees of Janus Detroit Street Trust. The undersigned, revoking any previous proxies, hereby appoints Nicholas Cherney, Cara Owen, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares of the Fund(s) listed on the reverse side, each a series of Janus Detroit Street Trust, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) to be held in a virtual format on May 18, 2026 at 9:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

By returning this proxy card, you are authorizing the persons named as proxies above to vote in their discretion on any matter that properly comes before the Meeting, including any adjournment(s) or postponement(s).

Receipt of the Notice of Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of the Fund(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

DST_35017_022426

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on May 18, 2026.

The Joint Proxy Statement for this Meeting is available at:

https://web.viewproxy.com/janushendersoncstdst/2026

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
JH AAA CLO ETF	JH Asset-Backed Securities ETF	JH B-BBB CLO ETF
JH Corporate Bond ETF	JH Emerging Markets Debt Hard Currency ETF	JH Global Artificial Intelligence ETF
JH Income ETF	JH Mid Cap Growth Alpha ETF	JH Mortgage-Backed Securities ETF
JH Securitized Income ETF	JH Short Duration Income ETF	JH Small Cap Growth Alpha ETF
JH Small/Mid Cap Growth Alpha ETF	JH Transformational Growth ETF	JH U.S. Real Estate ETF

Please detach at perforation before mailing.

When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “FOR” the Proposal set forth below.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

1.	To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Henderson Investors US LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 JH AAA CLO ETF	☐	☐	☐	02 JH Asset-Backed Securities ETF	☐	☐	☐
03 JH B-BBB CLO ETF	☐	☐	☐	04 JH Corporate Bond ETF	☐	☐	☐
05 JH Emerging Markets Debt Hard Currency ETF	☐	☐	☐	06 JH Global Artificial Intelligence ETF	☐	☐	☐
07 JH Income ETF	☐	☐	☐	08 JH Mid Cap Growth Alpha ETF	☐	☐	☐
09 JH Mortgage-Backed Securities ETF	☐	☐	☐	10 JH Securitized Income ETF	☐	☐	☐
11 JH Short Duration Income ETF	☐	☐	☐	12 JH Small Cap Growth Alpha ETF	☐	☐	☐
13 JH Small/Mid Cap Growth Alpha ETF	☐	☐	☐	14 JH Transformational Growth ETF	☐	☐	☐
15 JH U.S. Real Estate ETF	☐	☐	☐		☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	DST 35017	xxxxxxxx

JANUS DETROIT STREET TRUST PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. VOTE DURING THE VIRTUAL MEETING on May 18, 2026 at 9:00 a.m. Mountain Time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting Important Notice Regarding the Availability of Proxy Materials for JANUS DETROIT STREET TRUST Joint Special Meeting of Shareholders to be held on May 18, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials fo r the joint special meeting of shareholders of your Fund are available on the Internet, including Proxy Card, Notice of Meeting and Joint Proxy Statement. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the joint special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://web.viewproxy.com/janushendersoncstdst/2026 Easy Online Access – View your proxy materials and vote. Step 1: Go to https://web.viewproxy.com/janushendersoncstdst/2026 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

FUNDS FUNDS FUNDS JH AAA CLO ETF JH Asset-Backed Securities ETF JH B-BBB CLO ETF JH Corporate Bond ETF JH Emerging Markets Debt Hard Currency ETF JH Global Artificial Intelligence ETF JH Income ETF JH Mid Cap Growth Alpha ETF JH Mortgage-Backed Securities ETF JH Securitized Income ETF JH Short Duration Income ETF JH Small Cap Growth Alpha ETF JH Small/Mid Cap Growth Alpha ETF JH Transformational Growth ETF JH U.S. Real Estate ETF The Board of Trustees recommends that you vote “FOR” the proposal. The following matter will be considered at the Meeting: 1. To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Henderson Investors US LL C. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com